2Q 2023 Earnings Conference Call July 27, 2023 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Dave Ruud – Executive Vice President and CFO Barbara Tuckfield – Director of Investor Relations

Highly engaged team committed to delivering best- in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Continuing best-in-class engagement, health and safety of our employees • Received Gallup Exceptional Workplace Award for 11th consecutive year, achieving top decile employee engagement • Named one of Metro Detroit’s Best and Brightest Companies to Work For Addressing our customers’ most vital needs • Integrated Resource Plan (IRP) settlement agreement accelerates path to cleaner generation while providing $2.5 billion in reduced future costs to customers Supporting our communities • Named one of the most community-minded companies in the U.S. with Points of Light’s Civic 50 award Delivering premium shareholder returns • Executing on plan to achieve 2023 targets; long-term operating EPS1 growth rate of 6% - 8% JN 4

IRP settlement agreement supports transition to cleaner energy future while focusing on reliability and affordability 1. Definition of net zero included in the appendix 5 Accelerating path to cleaner generation… …while continuing to focus on customer affordability and economic development • Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero1 by 2050 • Ceasing coal use at Belle River by 2026; converting to 1,300 MW natural gas peaking resource • Retiring two coal units at Monroe in 2028; accelerating retirement of remaining two units from 2035 to 2032; studying a range of replacement technology solutions • Accelerating the development of energy storage, targeting 780 MW through 2030 and 1,830 MW by 2042 • Developing 6,500 MW of solar and 8,900 MW of wind by 2042 • Investing over $11 billion in the next 10 years in the clean energy transition, supporting more than 32,000 Michigan jobs • Developing more than 15,000 MW of Michigan-generated renewable energy by 2042, the equivalent of powering approximately 4 million homes • Directing an additional $110 million to support most vulnerable customers − $70 million over the next four years for energy efficiency programs, $30 million over 15 years for bill assistance and $8 million over the next four years for home repairs to facilitate cleaner energy • Reducing future costs to customers by $2.5 billion

IRP also supports our customer-focused capital investment 6 DTE Electric $18 Significant investment over the next 5 years… $18 $3.6 2023 - 2027 DTE Gas DTE Electric DTE Vantage $1.0 - $1.5 95% ~$23 billion …with 95% of total investment in utilities DTE Electric $18 billion • $9 billion - distribution infrastructure • $5 billion - cleaner generation • $4 billion - base infrastructure DTE Gas $3.6 billion • $2.0 billion - base infrastructure • $1.6 billion - gas renewal program DTE Vantage $1.0 - $1.5 billion • Strong development pipeline in renewable energy/RNG and custom energy solutions IRP provides: 1) full recovery of net book value of undepreciated coal assets, 2) regulatory asset recovery of Monroe and 3) securitization for a portion of the assets to balance customer affordability with increased clean energy investment while supporting our financial plan

Progress across all businesses 7 DTE Electric • Placed in service 225 MW wind park, Michigan's largest, generating enough clean energy to power more than 78,000 homes • Continued voluntary renewables program growth with over 2,300 MW of total subscriptions • Continuing enhanced tree trimming with 2,800 miles complete in 1H; on track to complete 5,000 miles in 2023 • Progressing on electric rate case; continuing practice of pursuing settlement DTE Gas • Completed over 150 miles of main renewal in 1H • Continued growth of Natural Gas Balance program with over 12,000 customers subscribed DTE Vantage • Placed one RNG project and one custom energy solutions project in service; two additional RNG projects to be operational in 2023; advanced discussions on custom energy solutions project • Advancing development pipeline with strong opportunities in RNG conversions and large custom energy solutions projects

2022 2023 Variance Primary drivers DTE Electric $186 $178 ($8) Cooler weather, lower sales, higher rate base costs and 2022 accelerated deferred tax amortization partially offset by one- time O&M cost reductions DTE Gas 6 24 18 One-time O&M cost reductions and IRM2 revenue partially offset by higher rate base costs DTE Vantage 28 26 (2) Renewables plant performance timing Energy Trading 7 36 29 Physical power portfolio performance and partial reversal of 1Q 2023 timing Corporate & Other (56) (58) (2) Interest expense DTE Energy $171 $206 $35 Operating EPS $0.88 $0.99 $0.11 Avg. Shares Outstanding 194 206 2Q 2023 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Infrastructure Recovery Mechanism 8 (millions, except EPS)

Plans are in place to achieve 2023 operating EPS1 guidance midpoint, which provides 7% growth over 2022 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9 (millions, except EPS) 2023 guidance DTE Electric $1,010 - $1,030 Headwinds from lower-than-expected rate case sales, higher storm expenses and cooler weather partially offset by continued one-time O&M reductions DTE Gas 262 - 272 Continued one-time O&M reductions DTE Vantage 115 - 125 RNG pricing, additional projects coming into service and opportunistic sales in steel business Energy Trading 20 - 30 Power portfolio contract premiums Corporate & Other (150) - (136) DTE Energy $1,257 - $1,321 Operating EPS $6.09 - $6.40 ✓ All business units and corporate groups implemented one-time O&M reductions

Executing plan for successful 2023; well-positioned for long-term growth 101. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ IRP settlement agreement supports transition to cleaner energy future while focusing on affordability and reliability ✓ Robust customer-focused capital investment plan supports clean energy transition and building the grid of the future ✓ 2023 operating EPS1 guidance midpoint of $6.25 provides 7% growth from 2022 original guidance midpoint ✓ Operating EPS growth target of 6% - 8% through 2027 Operating EPS guidance midpoint $5.84 $6.25 2022 original guidance 2023 guidance

11 Appendix

IRP outlines accelerated path to cleaner energy 1. Generation mix subject to change 12 77% 45% 31% 15% 17% 19% 19% 20% 18% 12% 2% 19% 24% 27% 34% 20% 3% 3% 4% 6% 6% 6% 1% 14% 22% 32% 42% 62% 2005 2023 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Adding 1,200 MW of solar • Adding 350 MW of energy storage, increased from 240 MW Second 5 years (2028 - 2032) • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 • Adding 3,200 MW of solar • Adding 1,000 MW of wind • Adding 430 MW of energy storage Next 10 years (2033 - 2042) • Adding 2,100 MW of solar • Adding 7,900 MW of wind • Adding 1,050 MW of energy storage

6% - 8% Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity 3. Subject to Board approval 4. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix; 2023 - 2027 operating EPS average annual growth rate forecasted at 6% - 8% 13 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A • Increased 2023 annualized dividend 7.6% to $3.81 per share • Over 100 consecutive years of paying a cash dividend and 14th consecutive annual increase • Future dividend growth3 in line with operating EPS4 growth Continued balance sheet strength… …while providing a healthy dividend • Targeting equity issuances of $0 - $100 million annually through 2025 • Maintaining solid investment-grade credit ratings − Targeting 15% - 16% FFO1 / Debt2 5.5% 7.1% 7.6% 2010 - 2016 2017 - 2022 2023 Average annual dividend increase Operating EPS growth target 5% - 6% 5% - 7%

Weather impact on sales 1. DTE Electric 2022 weather normalized data based on 2006 – 2020 weather and 2023 weather normalized data based on 2007 – 2021 weather 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 3. DTE Gas 2022 weather normalized data based on 2007 – 2021 weather and 2023 weather normalized data based on 2008 – 2022 weather 14 Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) YTD 2022 YTD 2023 % Change Residential 7,409 7,111 (4.0%) Commercial 9,261 9,177 (0.9%) Industrial 5,032 5,140 2.1% Other 103 100 (2.9%) 21,805 21,528 (1.3%) (millions) (per share) 2Q YTD 2Q YTD 2022 $15 $22 $0.08 $0.12 2023 ($22) ($42) ($0.11) ($0.21) (millions) (per share) 2Q YTD 2Q YTD 2022 $3 $15 $0.02 $0.08 2023 ($2) ($31) ($0.01) ($0.15) 2Q 2022 2Q 2023 % Change YTD 2022 YTD 2023 % Change Actuals 300 184 (39%) 300 184 (39%) Normal 246 252 2% 246 252 2% Deviation from normal 22% (27%) 22% (27%) 2Q 2022 2Q 2023 % Change YTD 2022 YTD 2023 % Change Actuals 815 741 (9%) 4,204 3,563 (15%) Normal 796 793 0% 4,026 4,028 0% Deviation from normal 2% (7%) 4% (12%)

Cash flow and capital expenditures 1. Includes equity issued for employee benefit programs 15 (millions) Cash flow Capital expenditures (billions) YTD 2022 YTD 2023 DTE Electric Base infrastructure $569 $524 Cleaner generation 28 230 Distribution infrastructure 619 750 $1,216 $1,504 DTE Gas Base infrastructure $122 $174 Gas renewal program 151 173 $273 $347 Non-utility $64 $78 Total $1,553 $1,929 YTD 2022 YTD 2023 Cash from operations1 $1.1 $1.8 Capital expenditures (1.6) (1.9) Free cash flow ($0.5) ($0.1) Dividends (0.3) (0.4) Other 0.0 (0.1) Net cash ($0.8) ($0.6) Debt financing Issuances $1.2 $2.3 Redemptions (0.3) (1.7) Total debt financing $0.9 $0.6 Cash on hand $0.1 $0.0

2023 guidance Cash from operations1 $3.2 Capital expenditures (4.2) Free cash flow ($1.0) Dividends (0.8) Other - Net cash ($1.8) Debt financing Issuances $3.6 Redemptions (1.7) Total debt financing $1.9 Cash on hand $0.1 2023 cash flow and capital expenditures guidance 16 2023 guidance DTE Electric Base infrastructure $1,200 Cleaner generation 500 Distribution infrastructure 1,500 $3,200 DTE Gas Base infrastructure $375 Gas renewal program 310 $685 Non-utility $300 - $400 Total $4,185 - $4,285 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

2Q 2022 and 2Q 2023 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations 17 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 18 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.